Other Investments	6 Months Ended
Jun. 30, 2026
Other Investments [Abstract]
Other Investments

Note 23. Other investments

Investment in SAFE

On December 4, 2025, February 16, 2026, and May 25, 2026, the Group entered into Simple Agreements for Future Equity (“SAFEs”, and individually, “SAFE”) with EeroQ Corporation (“EeroQ”), a privately held U.S.-based quantum computing company. The investments do not convey equity ownership, voting rights, or significant influence at inception.

The Group invested an aggregate of USD 7.0 million under the SAFEs, consisting of an initial investment of USD 1.0 million in December 2025, USD 1.0 million in February 2026, and a further investment of USD 5.0 million in May 2026.

The SAFEs provide the Group with contractual rights to receive equity interests or cash upon the occurrence of specified future events, including qualifying equity financing, liquidity events, or dissolution events.

The investments are measured at cost less impairment as they do not have a readily determinable fair value. The Group evaluates the investments for impairment and observable price changes in orderly transactions for identical or similar investments of the same issuer at each reporting date.

As of June 30, 2026, the carrying amount of the SAFE investments was USD 7.0 million. Management concluded that no impairment indicators or observable price changes requiring adjustment were identified during the period.

Investment in equity securities

On May 26, 2026, SEALSQ acquired 16,666 Series A preferred shares of Quobly SAS (“Quobly”), a French quantum computing company developing silicon-based quantum processors, together with attached anti-dilution warrants, for an aggregate consideration of EUR 14,999,400. The investment represents approximately 7.4% ownership of Quobly on a non-diluted basis and is accounted for as an investment in equity securities under ASC 321. As Quobly is a privately held company and the investment does not have a readily determinable fair value, the investment is measured using the measurement alternative and is recorded at cost, less impairment, and adjusted for observable price changes in orderly transactions for identical or similar investments of the same issuer.

As of June 30, 2026, the carrying amount of the investment was USD 17,453,872 (EUR 14,999,400) and management concluded that no impairment indicators or observable price changes requiring adjustment existed.

In connection with the investment, SEALSQ entered into a five-year Joint Cooperation Agreement with Quobly to provide EUR 5.0 million of future orders and annual prepayments of EUR 1.0 million. The initial prepayment for the first year was recognized under accounts receivable from other related parties and customer contract liability, current, as of June 30, 2026. Refer to Note 41 for the related-party disclosure.